Blox, Inc. Announces New Investor Presentation and Roadshow.

The Board of Directors of Blox, Inc. (OTCQB: BLXX), ("Blox" or the "Company") is pleased to announce it is planning a roadshow, commencing August 15th in Canada.

Highlights:

- ***New Investor Presentation available at www.bloxinc.com/investment/corporate-presentation.***
- ***Pre-Production evaluations continuing at Mansounia Gold Project.***
- ***Presentation of ESIA and FS to Guinean Minerals Commission in Pursuit of Mining License imminent.***

Further Information:

Vancouver, British Columbia – August 10th, 2017. (OTCQB: BLXX) Blox, Inc., ("BLOX" or the "Company") is pleased to announce that the planned roadshow will travel across three continents and visit at least six major cities. Commencing in Toronto on August 15th, the roadshow will then visit Vancouver, the home of Blox, Inc.'s head office. From there it will travel to London in the UK, Accra in Ghana and finally to Melbourne and Perth in Australia.

The intention is to spread our message about the rapidly advancing Mansounia Gold Project in Guinea, as well as inform existing and new potential investors about the structure of the company, the expertise of our Board and management and the plans we have to diversify and expand in the near and medium-term.

The roadshow will be an excellent opportunity to introduce ourselves to the broader investment community as well as meeting new potential partners and opening discussions with those who have been following our progress in recent months.

*For more information please email **info@bloxinc.com** or visit www.bloxinc.com/investment/corporate-presentation.*

Cautionary Note Regarding Forward-Looking Information

Forward Looking Statement Disclaimer. This press release may present "forward-looking statements" within the meaning of applicable securities legislation that involve inherent risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect continuing the economic re-assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term. Generally, these forward-looking statements can be identified by the use of forward looking terminology such as "plans", "expects" or "does not expect", "is expected", budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox, Inc. or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labour disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities. Although the management and officers of Blox, Inc. believe that the expectations reflected in such forward looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Blox Inc. does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.